NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS NOVEMBER 2022 RESULTS AND PROVIDES DIVIDEND INFORMATION AND 2023 ANNUAL MEETING DATES

MAYFIELD VILLAGE, OHIO -- December 14, 2022 -- The Progressive Corporation (NYSE:PGR) today reported the following results for November 2022:

	November
(millions, except per share amounts and ratios; unaudited)	2022	2021	Change
Net premiums written	$3,699.1	$3,289.4	12%
Net premiums earned	$3,988.8	$3,590.4	11%
Net income	$445.0	$195.2	128%
Per share available to common shareholders	$0.75	$0.33	129%
Total pretax net realized gains (losses) on securities	$159.7	$(99.1)	(261)%
Combined ratio	92.2	91.9	0.3 pts.
Average diluted equivalent common shares	587.1	586.3	0%

	November
(thousands; unaudited)	2022	2021	Change
Policies in Force
Personal Lines
Agency – auto	7,732.1	7,921.9	(2) %
Direct – auto	10,096.1	9,600.8	5%
Total personal auto	17,828.2	17,522.7	2%
Total special lines	5,560.1	5,286.9	5%
Total Personal Lines	23,388.3	22,809.6	3%
Total Commercial Lines	1,048.7	968.8	8%
Total Property business	2,841.9	2,762.5	3%
Companywide Total	27,278.9	26,540.9	3%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related liability and physical damage insurance, workers’ compensation insurance primarily for the transportation industry, and business-related general liability and property insurance, predominantly for small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
November 2022
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$3,699.1

Revenues:
Net premiums earned	$3,988.8
Investment income	122.0
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(18.9)
Net holding period gains (losses) on securities	179.3
Net impairment losses recognized in earnings	(0.7)
Total net realized gains (losses) on securities	159.7
Fees and other revenues	60.4
Service revenues	22.0
Total revenues	4,352.9

Expenses:
Losses and loss adjustment expenses	2,965.7
Policy acquisition costs	322.4
Other underwriting expenses	448.8
Investment expenses	3.3
Service expenses	25.1
Interest expense	21.0
Total expenses	3,786.3

Income before income taxes	566.6
Provision for income taxes	121.6
Net income	445.0

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	530.3
Net unrealized losses on forecasted transactions	0
Foreign currency translation adjustment	0.1
Other comprehensive income (loss)	530.4
Total comprehensive income (loss)	$975.4

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies, see Note 1 to our 2021 audited consolidated financial statements included in our 2021 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
November 2022
(millions)
(unaudited)

	Year-to-Date
	2022	2021	% Change
Net premiums written	$47,507.1	$43,291.9	10

Revenues:
Net premiums earned	$45,211.2	$40,755.5	11
Investment income	1,107.8	778.0	42
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	401.7	612.7	(34)
Net holding period gains (losses) on securities	(1,894.9)	678.8	(379)
Net impairment losses recognized in earnings	(7.9)	(4.6)	72
Total net realized gains (losses) on securities	(1,501.1)	1,286.9	(217)
Fees and other revenues	665.3	638.6	4
Service revenues	279.2	251.2	11
Total revenues	45,762.4	43,710.2	5

Expenses:
Losses and loss adjustment expenses	35,052.3	30,880.0	14
Policy acquisition costs	3,588.4	3,415.0	5
Other underwriting expenses	5,440.5	5,227.5	4
Investment expenses	22.7	23.3	(3)
Service expenses	274.0	234.4	17
Interest expense	222.4	201.4	10
Goodwill impairment	224.8	0	NM
Total expenses	44,825.1	39,981.6	12

Income before income taxes	937.3	3,728.6	(75)
Provision for income taxes	221.6	771.0	(71)
Net income	715.7	2,957.6	(76)

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(2,864.6)	(821.3)	249
Net unrealized losses on forecasted transactions	0.4	0.7	(43)
Foreign currency translation adjustment	(0.6)	(0.7)	(14)
Other comprehensive income (loss)	(2,864.8)	(821.3)	249
Total comprehensive income (loss)	$(2,149.1)	$2,136.3	(201)

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
November 2022
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2022	2021

Net income	$445.0	$715.7	$2,957.6
Less: Preferred share dividends	2.2	24.6	24.6
Net income available to common shareholders	$442.8	$691.1	$2,933.0
Per common share:
Basic	$0.76	$1.18	$5.02
Diluted	$0.75	$1.18	$5.00

Comprehensive income (loss)	$975.4	$(2,149.1)	$2,136.3
Less: Preferred share dividends	2.2	24.6	24.6
Comprehensive income (loss) attributable to common shareholders	$973.2	$(2,173.7)	$2,111.7
Per common share:
Diluted[1]	$1.66	$(3.72)	$3.60

Average common shares outstanding - Basic	584.6	584.4	584.6
Net effect of dilutive stock-based compensation	2.5	2.7	2.5
Total average equivalent common shares - Diluted	587.1	587.1	587.1

1 Basic earnings per share is disclosed where a comprehensive loss attributable to common shareholders is reported since diluted earnings per share are antidilutive.

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2022	2021
Fully taxable equivalent (FTE) total return:
Fixed-income securities	1.6%	(6.5)%	(0.1)%
Common stocks	5.6%	(13.4)%	27.7%
Total portfolio	1.8%	(7.4)%	2.2%

Pretax annualized investment income book yield	2.6%	2.3%	1.9%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
November 2022
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,384.3	$1,570.9	$2,955.2	$551.8	$192.2	$3,699.1
% Growth in NPW	14%	17%	16%	0%	7%	12%
Net Premiums Earned	$1,421.4	$1,652.6	$3,074.0	$725.3	$189.3	$3,988.8
% Growth in NPE	8%	13%	11%	15%	5%	11%

GAAP Ratios
Loss/LAE ratio	74.3	76.0	75.2	74.4	56.8	74.2
Expense ratio	18.5	15.0	16.6	21.3	27.1	18.0
Combined ratio	92.8	91.0	91.8	95.7	83.9	92.2
Net catastrophe loss ratio[1]			(0.6)	0	8.3	(0.1)

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$5.7
Current accident year						(8.5)
Calendar year actuarial adjustment	$10.4	$6.4	$16.8	$(10.8)	$(8.8)	$(2.8)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$5.7
All other development						49.3
Total development						$55.0

Calendar year loss/LAE ratio						74.2
Accident year loss/LAE ratio						75.6

1Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. During the month, we decreased our Personal Lines loss estimates for Hurricane Ian by $40 million, or 1.3 loss ratio points, and our Commercial Lines estimates by $1 million, or 0.1 points, bringing our total estimate of the ultimate losses to $574 million for our vehicle products; there was no development on the Property business since we exceeded our retention threshold under our reinsurance contracts in September. The additional catastrophe losses during the month primarily related to Hurricane Nicole, wind, and thunderstorms throughout the United States.
2Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
November 2022
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$16,985.9	$19,422.7	$36,408.6	$8,901.0	$2,195.5	$47,507.1
% Growth in NPW	5%	10%	8%	19%	8%	10%
Net Premiums Earned	$16,303.9	$18,459.5	$34,763.4	$8,373.0	$2,072.4	$45,211.2
% Growth in NPE	5%	8%	7%	33%	12%	11%

GAAP Ratios
Loss/LAE ratio	78.4	78.6	78.5	71.2	83.8	77.4
Expense ratio	17.8	18.0	17.9	19.4	27.2	18.6
Combined ratio	96.2	96.6	96.4	90.6	111.0	96.0
Net catastrophe loss ratio[1]			2.9	0.4	26.3	3.5

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(111.1)
Current accident year						(64.1)
Calendar year actuarial adjustment	$(30.6)	$0.6	$(30.0)	$(86.9)	$(58.3)	$(175.2)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(111.1)
All other development						158.8
Total development						$47.7

Calendar year loss/LAE ratio						77.4
Accident year loss/LAE ratio						77.5

1Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.
2Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

November 2022
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $51,329.2)	$47,694.3
Short-term investments (amortized cost: $2,194.4)	2,194.4
Total available-for-sale securities	49,888.7
Equity securities:
Nonredeemable preferred stocks (cost: $1,364.2)	1,213.1
Common equities (cost: $806.2)	3,012.6
Total equity securities	4,225.7
Total investments[2]	54,114.4
Net premiums receivable	10,792.4
Reinsurance recoverables (including $6,334.7 on unpaid loss and LAE reserves)	6,631.7
Deferred acquisition costs	1,578.4
Goodwill and intangible assets	316.0
Other assets	3,761.4
Total assets	$77,194.3

Unearned premiums	$17,785.4
Loss and loss adjustment expense reserves	31,014.8
Other liabilities[2]	6,071.4
Debt	6,388.0
Total liabilities	61,259.6
Shareholders’ equity	15,934.7
Total liabilities and shareholders’ equity	$77,194.3

Common shares outstanding	585.0
Common shares repurchased - November	0
Average cost per common share	$0
Book value per common share	$26.39
Trailing 12-month return on average common shareholders’ equity
Net income	6.7%
Comprehensive income	(11.5)%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(3,554.7)
Increase (decrease) from October 2022	$671.3
Increase (decrease) from December 2021	$(3,626.1)
Debt-to-total capital ratio	28.6%
Fixed-income portfolio duration	2.9
Weighted average credit quality	AA .
1 As of November 30, 2022, we held certain hybrid securities and recognized a change in fair value of $80.2 million as a realized loss during the period we held these securities.
2 At November 30, 2022, we had $30.8 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary
•On December 9, 2022, the Board of Directors declared a quarterly common share dividend, in the amount of $0.10 per share, payable January 13, 2023, to shareholders of record at the close of business on January 6, 2023 (ex-dividend date of January 5, 2023).
•The Board also decided not to declare an annual, variable dividend for 2022 after assessing our capital position, existing capital resources, and expected future capital needs, including current market conditions that could present opportunities for further growth in 2023.
•The Board is expected to continue to declare quarterly dividends for 2023 and will consider an annual, variable dividend for 2023, at the Board's December 2023 meeting. For additional information on the Company’s dividend policy, see the Dividend Policy posted on the investor relations section of our website at https://investors.progressive.com/stock-information/default.aspx#dividends.
•The Board also declared a dividend on our outstanding Series B Fixed-to-Floating Rate Cumulative Perpetual Serial Preferred Shares in the amount of $26.875 per Series B Share, or $13.4 million in the aggregate. The dividend, which is based on the annual rate of 5.375% of the stated amount of $1,000 per Series B Share, will be paid on March 15, 2023, to shareholders of record at the close of business on March 1, 2023.
•In addition, on December 9, 2022, the Board set the close of business on March 17, 2023, as the record date for the determination of shareholders entitled to notice of, and to vote at, Progressive’s Annual Meeting of Shareholders, which will be held on May 12, 2023.

Events
We plan to release December results on Wednesday, January 25, 2023, before the market opens.

About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the third largest auto insurer in the country, a leading seller of motorcycle and commercial auto insurance, and one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the highly competitive nature of property-casualty insurance markets;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•how intellectual property rights affect our competitiveness and our business operations;
•whether we adjust claims accurately;
•our ability to maintain a recognized and trusted brand;
•our ability to attract, develop and retain talent and maintain appropriate staffing levels;
•compliance with complex and changing laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the impacts of a security breach or other attack involving our computer systems or the systems of one or more of our vendors;
•the secure and uninterrupted operation of the facilities, systems, and business functions that are critical to our business;
•the success of our efforts to acquire or develop new products or enter into new areas of business and navigate related risks;
•our continued ability to send and accept electronic payments;
•the possible impairment of our goodwill or intangible assets;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, and other public policy matters;
•the elimination of the London Interbank Offered Rate;
•our continued ability to access our cash accounts and/or convert securities into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of the COVID-19 pandemic and measures taken in response; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2021.

In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.